Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Distribution Date of:	15-Nov-02
Determined as of:	8-Nov-02
For the Monthly Period Ending:	31-Oct-02
Days in Interest Period (30/360)	30
Days in Interest Period (Actual/360)	31

	Beginning	Ending	Change
Pool Balance (Principal)	3,136,881,398.42	3,131,881,156.44	(5,000,241.98)
Excess Funding Account	0.00	0.00	0.00

Invested Amount	500,000,000.00	500,000,000.00	0.00
Class A Invested Amount	465,000,000.00	465,000,000.00	0.00
Class B Invested Amount	35,000,000.00	35,000,000.00	0.00

Principal Funding Account	232,500,000.00	279,000,000.00	46,500,000.00

Adjusted Invested Amount	267,500,000.00	221,000,000.00	(46,500,000.00)
Class A Adjusted Invested Amount	232,500,000.00	186,000,000.00	(46,500,000.00)
Class B Adjusted Invested Amount	35,000,000.00	35,000,000.00	0.00
Enhancement Invested Amount	0.00	0.00	0.00

Reserve Account	1,250,000.00	1,250,000.00	0.00

Available Cash Collateral Amount	26,750,000.00	22,100,000.00	(4,650,000.00)
Available Shared Collateral Amount	26,750,000.00	22,100,000.00	(4,650,000.00)
Spread Account	5,000,000.00	5,000,000.00	0.00

Servicing Base Amount	267,500,000.00	221,000,000.00	(46,500,000.00)

Allocation Percentages
Floating Allocation Pct	10.01%
Principal Allocation Pct	15.94%
Class A Floating Pct	88.85%
Class B Floating Pct	11.15%
Class A Principal Pct	93.00%
Class B Principal Pct	7.00%

	Trust	Series 1996-A	Class A	Class B
Allocations
Principal Collections	364,039,150.30	58,025,647.78	53,963,852.43	4,061,795.34

Finance Charge Collections	50,461,496.18	5,051,166.36	4,488,138.26	563,028.10
PFA Investment Proceeds	N/A	326,613.87	326,613.87	0.00
Reserve Account Draw	N/A	78,307.48	78,307.48	0.00
Less: Servicer Interchange		520,833.33	462,778.66	58,054.67

Available Funds		4,935,254.38	4,430,280.96	504,973.43

Monthly Investor Obligations
Monthly Interest		874,565.97	809,842.71	64,723.26
Monthly Servicing Fee		55,729.17	49,517.32	6,211.85
Defaulted Amounts	16,827,378.00	1,684,410.73	1,496,657.94	187,752.79

Total Obligations		2,614,705.87	2,356,017.97	258,687.90

Excess Spread		2,508,301.30	2,074,262.99	434,038.32
Required Amount		0.00	0.00	0.00

1 Mo. Libor Rate	1.802500%

Cash Collateral Account
Cash Collateral Fee			14,396.70
Interest on CCA Draw			0.00

Monthly Cash Collateral Fee			14,396.70

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT

Series 1996-A

Cash Collateral Account (continued)
Quarterly Excess Spread Percentage	7.86%
Principal Payment Rate - 3 month average	11.22%
Calculated Current Month’s Spread Account Cap	1.00%
Spread Account Cap Adjustment	0.00%
Applicable Spread Account Cap Percentage	1.00%
Beginning Cash Collateral Amount	26,750,000.00
Required Cash Collateral Amount	22,100,000.00
Cash Collateral Account draw	0.00
Cash Collateral Account Surplus	4,650,000.00
Beginning Spread Account Balance	5,000,000.00
Required Spread Account Amount	5,000,000.00
Required Spread Account Draw	0.00
Required Spread Account Deposit	0.00
Spread Account Surplus	0.00

Monthly Principal & Controlled Deposit Amount
Month of Accumulation	6
Controlled Accumulation Amount	46,500,000.00
Required PFA Balance	279,000,000.00
Beginning PFA Balance	232,500,000.00
Controlled Deposit Amount	46,500,000.00
Available Investor Principal Collections	59,710,058.51
Principal Shortfall	0.00
Shared Principal to Other Series	13,210,058.51
Shared Principal from Other Series	0.00
Class A Monthly Principal	46,500,000.00
Class B Monthly Principal	0.00
Monthly Principal	46,500,000.00
PFA Deposit	46,500,000.00
PFA Withdrawal	0.00
Ending PFA Balance	279,000,000.00
Principal to Investors	0.00
Ending Class A Invested Amount	465,000,000.00
Ending Class B Invested Amount	35,000,000.00

Class A Accumulation Period Length
Min 12 Month Historical Prin Pmt Rate	10.13%
Revolving Investor Interest	500,000,000.00
Class A Invested Amount	465,000,000.00
Available Principal	50,630,256.34
Class A Accumulation Period Length	10

Reserve Account
Available Reserve Account Amount	1,250,000.00
Covered Amount	404,921.35
Reserve Draw Amount	78,307.48
Portfolio Yield	9.08%
Reserve Account Factor	83.33%
Portfolio Adjusted Yield	7.02%
Reserve Account Funding Period Length	3
Reserve Account Funding Date	15-Mar-02
Weighted Average Coupon	2.10%
Required Reserve Account Amount	1,250,000.00
Reserve Account Surplus	0.00
Required Reserve Account Deposit	78,307.48
Portfolio Yield - 3 month average	10.45%
Base Rate - 3 month average	3.33%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)	7.12%

*  Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.